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                                                                    EXHIBIT 32.1

                     STATEMENT OF CHIEF EXECUTIVE OFFICER OF
                           COMMUNITY BANCSHARES, INC.
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Community Bancshares, Inc. ("Company") Quarterly Report on Form 10-Q for the period ended September 30, 2003 ("Report"), I, Patrick M. Frawley, Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 14, 2003        By: /s/ Patrick M. Frawley
                                    ----------------------------------
                                Patrick M. Frawley
                                Chairman, Chief Executive Officer and President

A signed original of this written statement required by Section 906 of The Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 of The Sarbanes-Oxley Act of 2002, has been provided to Community Bancshares, Inc. and will be retained by Community Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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                     STATEMENT OF CHIEF FINANCIAL OFFICER OF
                           COMMUNITY BANCSHARES, INC.
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Community Bancshares, Inc. ("Company") Quarterly Report on Form 10-Q for the period ended September 30, 2003 ("Report"), I, Kerri C. Kinney, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2003                  By: /s/ Kerri C. Kinney
                                             ----------------------------
                                         Kerri C. Kinney
                                         Chief Financial Officer

A signed original of this written statement required by Section 906 of The Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 of The Sarbanes-Oxley Act of 2002, has been provided to Community Bancshares, Inc. and will be retained by Community Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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